SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                February 25, 1999


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



     Delaware                       333-6325               52-1779791
  (State or Other Jurisdiction    (Commission           (I.R.S. Employer
         of Incorporation)        File Number)         Identification No.)


           919 18th Street, N.W.                          20006
             Washington, D.C.                          (Zip Code)
          (Address of Principal
            Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  20.19 Farmer Mac Mortgage Securities Corporation, Agricultural
                        Mortgage-Backed Securities, Series 6/27/96, Series 10/30/96, Series 11/26/96, Series 3/26/97 and Series
                        4/30/97 Statement to Certificateholders, dated 2/25/99.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                        CORPORATION



                                    By:/s/ Christopher A. Dunn
                                    Name:  Christopher A. Dunn
                                    Title: Vice President




Dated: February 19, 1999

                                  EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.19                         Statement to Certificateholders